SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                  This Second Amendment to Credit and Security Agreement (the "Second Amendment") is made as of the 10th day of June 1997 by and between GATEWAY DATA SCIENCES CORPORATION, an Arizona corporation, and GATEWAY CREDIT CORPORATION, an Arizona corporation (jointly, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into the Credit and Security Agreement dated as of February 21, 1997 (the "Credit Agreement"), which was amended by the First Amendment To Credit and Security Agreement dated as of April 23, 1997 (the "First Amendment").

                  The Lender has agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Credit Agreement as previously amended.

                  The loan advances under the Credit Agreement are evidenced by the Borrower's Revolving Note dated as of February 21, 1997, in the maximum principal amount of $3,000,000.00 and payable to the order of the Lender (the "Note"). (Pursuant to the First Amendment, the Revolving Note was replaced, renewed and amended, but not repaid, by the Temporary Replacement Note. As of May 1, 1997, the definition of "Note" and all references thereto in the Credit Agreement were deemed amended to describe the Revolving Note dated as of February 21, 1997, which Revolving Note replaced, renewed and amended, but did not repay, the Temporary Replacement Note referred to in the First Amendment.)

                  All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Credit Agreement and all other Security Documents as defined therein (collectively, the "Security Documents").

                  The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                   1. Terms used in this Second Amendment which are defined in the Credit Agreement, as previously amended, shall have the same meanings as defined therein, unless
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otherwise defined herein.

                   2. The Credit Agreement as previously amended is hereby amended as follows:

                           (a)  In  section  1.1 of the  Credit  Agreement,  the
definition of "Floating Rate" is hereby deleted in its entirety and replaced with the following definition:

                  "'Floating Rate' means an annual rate equal to the sum of the Base Rate plus two percent (2%), which Floating Rate shall change when and as the Base Rate changes."

                           (b)  In  section  1.1 of the  Credit  Agreement,  the
following definition is added:

                  "'Net  Loss'  has  the  meaning   specified  in  Section  6.14
                  hereof.'"

                           (c) Under section 6.1(a) of the Credit Agreement, the
Borrower failed to deliver to the Lender, within ninety (90) days after the end of the Borrower's fiscal year ending January 31, 1997, audited financial statements of the Borrower with the unqualified opinion of independent certified public accountants, the report signed by such accountants concerning their investigations and knowledge of any Default or Event of Default and the certificate of the chief financial officer of the Borrower concerning the preparation of said financial statements and such officer's knowledge of any Default or Event of Default, together with the other materials specified in said section of the Credit Agreement. The Lender hereby waives said default and extends the deadline for delivery of such materials to July 31, 1997.

                           (d) Under the Net Income  Covenant of section 6.12 of
the Credit Agreement, the Borrower failed to achieve the minimum Net Income requirement of $500,000 for the fiscal quarter ending April 30, 1997, and therefore is in default. The Lender hereby waives said default.

                           (e)  Section  6.12  ("Net  Income  Covenant")  of the
Credit Agreement is hereby deleted in its entirety and replaced with the following:

                   "Section 6.12 Net Income Covenant. 'Net Income' means after tax net income of the Borrower from continuing operations determined on a consolidating and consolidated basis in accordance  with  generally  accepted  accounting  principles consistent with those used in preparing Borrower's most recent consolidating and consolidated audited financial statement. So long as this Agreement remains in effect, Borrower will, as of the last day of each fiscal quarter beginning with the quarter ending July 31, 1997, achieve a minimum Net Income as follows:

                           $ 0 for the fiscal quarter ending July 31, 1997; $550,000 for each fiscal quarter ending October 31;
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
                           $600,000 for each fiscal quarter ending January 31; $500,000 for each fiscal quarter ending April 30; and $550,000 for each fiscal quarter ending July 31."

                           (f) Under the Net Worth  Covenant of section  6.13 of
the Credit Agreement, the Borrower failed to maintain a minimum book Net Worth of Seven Million Two Hundred Thousand Dollars ($7,200,000) as of the last day of the following calendar months: February, March, April and May of 1997; and failed to increase its minimum book Net Worth for the fiscal quarter ending April 30, 1997 by $500,000 over the previous fiscal quarter's minimum book Net Worth; and therefore is in default. The Lender hereby waives said defaults.

                           (g) Section 6.13 ("Net Worth Covenant") of the Credit
Agreement is hereby deleted in its entirety and replaced with the following:

                   "Section 6.13 Net Worth Covenant. 'Net Worth' means the net worth of the Borrower determined on a consolidating and consolidated basis, determined in accordance with generally accepted accounting principles consistent with those used in preparing Borrower's most recent consolidating and consolidated audited financial statement. So long as this Agreement remains in effect, the Borrower's minimum book Net Worth shall be increased as of the end of each fiscal quarter over the previous fiscal quarter's minimum book Net Worth, as follows:

                           Increase of $0 for the fiscal quarter ending July 31, 1997;
                           Increase of $550,000 for each fiscal quarter ending October 31;
                           Increaseof $600,000 for each fiscal quarter ending January 31;
                           Increase of $500,000 for each fiscal quarter ending April 30; and
                           Increase of $550,000 for each fiscal quarter ending July 31."

                           (h) A new section 6.14 "Net Loss  Covenant" is hereby
added as follows:

                   "Section 6.14 Net Loss Covenant. 'Net Loss' means an after tax net loss of the Borrower from continuing operations determined on a consolidating and consolidated basis, to be determined in accordance with generally accepted accounting principles consistent with those used in preparing Borrower's most recent consolidating and consolidated audited financial statement. For the calendar month of May 1997 and thereafter, Borrower will not incur in any calendar month a Net Loss greater than Eight Hundred Fifty Thousand Dollars ($850,000), and Borrower will not incur in any two consecutive calendar months a combined Net Loss greater than One Million Two Hundred Thousand Dollars ($1,200,000)."

                           (i) Under the  Salaries  Covenant of section  7.17 of
the Credit Agreement, the Borrower has during the first quarter of the fiscal year beginning February 1, 1997 increased the salaries of officers Michael M. Gordon (President), Matthew J. Gordon
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
(Secretary) and Vickie B. Jarvis (Vice President Finance and Treasurer) by more than twenty per cent (20%) in the aggregate, and the Borrower therefore is in default. The Lender hereby waives said default.

                   3. Except as explicitly amended by this Second Amendment, all of the terms and conditions of the Credit Agreement as previously amended shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                   4. The Borrower agrees to pay the Lender a fully earned, non-refundable fee in the amount of $5,000.00 in consideration of the execution by the Lender of this Second Amendment. Said amount shall be advanced to Borrower's account under this Credit Facility with Lender on July 1, 1997.

                   5. This Second Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                           (a)  Certificate  of the  Secretary of each  Borrower
certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Second Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of February 28, 1997 as to Gateway Data Sciences Corporation and as of February 18, 1997 as to Gateway Credit Corporation, in connection with the execution and delivery of the Credit Agreement, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Incumbency Certificate of the Borrower's Secretary dated as of February 18, 1997, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Second Amendment and all other documents, agreements and certificates on behalf of the Borrower; and

                           (b)  Opinion  of  the  Borrower's  counsel  as to the
matters set forth in paragraphs 6(a) and (b) hereof and as to such other matters as the Lender shall require.

                   6. The Borrower hereby represents and warrants to the Lender as follows:

                           (a)  The  Borrower  has  all   requisite   power  and
authority to execute this Second Amendment and to perform all of its obligations hereunder, and this Second Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                           (b) The  execution,  delivery and  performance by the
Borrower of this Second Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                           (c)  All  of  the   representations   and  warranties
contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                   7. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as previously amended and as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as previously amended and as amended hereby.

                   8. The execution of this Second Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement as previously amended or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Second Amendment, except as expressly set forth herein.

                   9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Second Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Second Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under section 4 hereof.
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
                  11. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  12. Regarding "Eligible Inventory", Borrower acknowledges and agrees that its inventory is currently ineligible because Lender has not received a landlord's subordination, disclaimer and consent with respect to each lease of the Premises, a condition precedent in section 4.1(c) of the Credit Agreement.

                  13. Any breach by Borrower of the terms and conditions in this Second Amendment shall be an Event of Default under section 8.1 of the Credit Agreement. Upon the occurrence of an Event of Default or at any time thereafter, the Lender may exercise any or all of the rights and remedies specified in section 8.2 of the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                                         GATEWAY DATA SCIENCES
                                         CORPORATION, an Arizona corporation

                                         By /s/ Michael Gordon
                                           --------------------------------
                                         Printed Name: Michael Gordon
                                                      ---------------------
                                         Its President
                                            -------------------------------

                                         GATEWAY CREDIT CORPORATION,
                                         an Arizona corporation

                                         By /s/ Michael Gordon
                                           --------------------------------
                                         Printed Name: Michael Gordon
                                                      ---------------------
                                         Its President
                                            -------------------------------

                                         NORWEST BUSINESS CREDIT, INC.,
                                         a Minnesota corporation


                                         By /s/ Darcy Della Flora
                                           --------------------------------
                                         Printed Name: Darcy Della Flora
                                                      ---------------------
                                         Its Vice President
                                            -------------------------------
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